Putnam
New York
Tax Exempt
Opportunities Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-02

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FROM THE TRUSTEES

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Dear Fellow Shareholder:

We are pleased to report that in a difficult market and economic environment Putnam New York Tax Exempt Opportunities Fund delivered solid absolute and relative returns during the six months ended May 31, 2002. These results were achieved in no small measure by the investment strategy pursued by your fund's management team throughout the period.

On the following pages, you will find a full discussion of what has been driving the fund's performance as well as a view of prospects for the months ahead.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 17, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

Over the six months ended May 31, 2002, the U.S. economy exhibited signs of an economic recovery, bringing mixed blessings for bond investors. While inflation, a barometer for fixed-income returns, remains contained at this time, the Federal Reserve Board will likely raise interest rates if it sees convincing signs of growth. The potential for higher rates has been creating greater price volatility in the bond market over the period. However, the renewed opportunities for higher income are providing a welcome counterweight to this event as well as to the ongoing volatility in the stock market.

Putnam New York Tax Exempt Opportunities Fund delivered favorable returns for the first half of its fiscal year, even as the threat of higher interest rates took a toll on municipal-bond prices. The fund's performance for the six months ended May 31, 2002, was just ahead of the average return for its Lipper category but slightly behind that of its benchmark, the Lehman Municipal Bond Index. We consider this a reflection of the fact that the index contains a nationwide cross section of bonds and thus has exposure to a larger number of opportunities than a single-state fund. (Note also that a nationwide tax-exempt investment cannot provide the same additional tax advantages that a New York fund can offer in-state investors.) We believe our efforts to position the portfolio to respond positively to improving economic fundamentals through its selective exposure to lower-quality municipal bonds made a critical contribution to performance over the six months.

Total return for 6 months ended 5/31/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   2.35%   -2.46%   2.14%  -2.85%   1.95%  0.95%    2.20%   -1.13%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation                   17.8%

Utilities                        13.1%

Health care/
hospitals                        10.3%

Water and sewer                   9.6%

Education                         5.7%

Footnote reads:
*Based on net assets as of 5/31/02. Holdings will vary over time.


* LOWER-QUALITY BONDS HELPED FUND THROUGH VOLATILE TRANSITION

After months of dramatic declines in interest rates and rising bond prices, the fixed-income markets are in a period of transition. The Federal Reserve Board shifted gears from its historically accommodative policy to a more neutral bias at its March 19 meeting. Your fund's investment in higher-yielding, lower-rated municipal bonds is providing some valuable protection against rising interest rates. Lower-quality bonds tend to be less sensitive to changes in interest rates than higher-quality bonds. Furthermore, lower-quality bonds are more responsive than higher-quality bonds to changes in the economy. Since lower-quality bonds tend to outperform in periods of improving economic fundamentals, your fund stands to benefit from its investment in these economically sensitive bonds.

"We're in the part of the economic cycle where it makes sense to protect the fund from the increased market volatility brought on by changing interest rates."

-- David Hamlin, Portfolio Leader, Putnam New York Tax Exempt Opportunities
   Fund


This would be welcome news as the U.S. economy emerges from its recession. In the public sector, the slowdown has had a negative effect on state and local budgets, with declines in tax revenues and revenue projections. However, we expect to see lower-quality municipal bonds perform relatively well in the coming months, when credit spreads narrow between higher- and lower-rated municipal bonds. As of May 31, 2002, 80% of the portfolio's assets were invested in investment-grade bonds, with the balance invested in non-investment-grade municipal securities. The fund's average quality at the end of the period was A.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 37.1%

Aa/AA -- 13.2%

A -- 12.0%

Baa/BBB -- 15.4%

Ba/BB -- 4.9%

B -- 15.4%

Other (VMIG1) -- 2.0%

Footnote reads:
*As a percentage of market value as of 5/31/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* ASSETS REPOSITIONED INTO THE VERY SHORT AND LONG END OF YIELD CURVE

As the U.S. economy began to show signs of improving this winter, we started selectively selling holdings in the intermediate part of the yield curve and buying on the the very short and long ends. Money market securities and longer-term bonds do not experience as much price volatility when the yield curve flattens -- as we expect it will in the coming months.


Fund Profile

Putnam New York Tax Exempt Opportunities Fund seeks to provide high current income free from federal, New York state, and New York City income taxes, consistent with the preservation of capital. It is suitable for New York investors seeking tax-free income through a diversified portfolio of municipal bonds.

The restructuring of the Metropolitan Transportation Authority (MTA), which is designed to streamline debt issuance, provided a timely opportunity to add long-term bonds to your portfolio. The MTA, which is one of the largest issuers of municipal bonds in and around New York City, oversees the transportation infrastructure. In the past, the MTA issued bonds through the auspices of its various sub- organizations -- be it the subway, highway, or bridge authority, for example.

Between May and October, the MTA will sell $12 billion worth of bonds -- the largest issuance in the history of the municipal-bond market. We participated in the initial offering, purchasing these AMBAC-insured revenue bonds with maturity dates of 11/15/19 and 11/15/30 for your fund. In addition, the new MTA bonds are replacing outstanding issuance. We expect this to prompt the advance refunding of several of your fund's current holdings.

In an advance refunding or prerefunding, an issuer floats a second bond in order to raise funds to pay off an older bond, generally at the first call date. The proceeds from the second bond are invested in top-quality instruments, usually U.S. Treasury securities that will mature close to the time that the older bond can be called. The added safety is often perceived as equal to a credit upgrade by the market, and it can boost the bond's price. This process is favorable for your fund, because it helps shorten duration, removes some risk from the portfolio, reduces price volatility, and strengthens the credit quality of the prerefunded issues.

As part of our repositioning efforts, we also added bonds from the education and health-care sectors. We purchased New York State Dorm Authority for Columbia University bonds, which mature in 2021, as well as the Yonkers, New York IDA Civics Facility revenue bonds for St. Johns Riverside Hospital, which mature in 2031.

New York City's general obligation bonds (GOs), which had underperformed early in your fund's fiscal year, also represented an attractive buying opportunity during the reporting period. Your fund began its fiscal year underweighted in these bonds. The bonds underperformed into 2002, in response to investor concerns about a potential credit-rating downgrade and fears that there would be a flood of new GO issuance following the attacks. Neither came to pass.

As of November 30, 2001, the most recent review, the major rating agencies had affirmed their investment-grade ratings of New York City general obligation bonds (A3 and A by Moody's and Standard & Poor's, respectively). In December, we purchased some New York City GOs for your fund at a very attractive price, which we believe reflected the market's uncertainty and emotion rather than the true fundamentals of the underlying issue. At the time of purchase, these bonds were trading at a favorable 50 basis-point yield premium to the benchmark AAA-rated municipal bond. Just last summer, that yield spread was only about 10 basis points.

* TEAM HAS STRATEGIES IN PLACE TO HELP FUND IN HIGHER-RATE ENVIRONMENT

Your fund is being positioned for a flatter yield curve and narrowing credit spreads (the difference in yield between higher and lower-quality bonds). We're comfortable with the portfolio's duration (a measure of its sensitivity to changes in interest rates) at this time but will adjust it accordingly. The Federal Reserve Board has clearly ended its accommodative policy and will begin tightening at some point. What we don't know is when they will raise rates and by how much. We believe that the rate increases will probably happen later -- perhaps as late as early 2003 -- and probably be more substantial than most analysts are currently expecting.

We'll continue to exercise a slightly defensive strategy, believing the fund's credit quality and yield-curve positioning can help protect its net asset value while securing more attractive income opportunities through a rising interest-rate environment.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/02, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one region or in one sector and involves more risk than a fund that invests more broadly.

This fund is managed by the Putnam Tax-Exempt Fixed Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), Richard Wyke (Portfolio Member), Jerome Jacobs, and Joyce Dragone.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 5/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (11/7/90)       (2/1/94)        (7/26/99)       (2/10/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          2.35%  -2.46%   2.14%  -2.85%   1.95%   0.95%   2.20%  -1.13%
------------------------------------------------------------------------------
1 year            6.61    1.53    5.92    0.92    5.88    4.88    6.30    2.90
------------------------------------------------------------------------------
5 years          29.99   23.87   25.96   23.96   25.13   25.13   28.05   23.87
Annual average    5.39    4.37    4.72    4.39    4.59    4.59    5.07    4.37
------------------------------------------------------------------------------
10 years         79.90   71.45   68.29   68.29   66.27   66.27   73.92   68.19
Annual average    6.05    5.54    5.34    5.34    5.22    5.22    5.69    5.34
------------------------------------------------------------------------------
Annual average
(life of fund)    6.52    6.08    5.79    5.79    5.68    5.68    6.14    5.84
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/02

                               Lehman Municipal        Consumer
                                 Bond Index           price index
------------------------------------------------------------------------------
6 months                           2.56%                 1.07%
------------------------------------------------------------------------------
1 year                             6.50                  1.13
------------------------------------------------------------------------------
5 years                           35.59                 12.12
Annual average                     6.28                  2.31
------------------------------------------------------------------------------
10 years                          92.26                 28.49
Annual average                     6.76                  2.54
------------------------------------------------------------------------------
Annual average
(life of fund)                     7.30                  2.59
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

LIPPER INFORMATION:

The average cumulative return for the 103 funds in the Lipper New York Municipal Debt Funds category over the 6 months ended 5/31/02 was 2.27%. Over the 1-, 5-, and 10-year periods ended 5/31/02, annualized returns for the category were 5.37%, 5.24%, and 6.05%, respectively.



PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/02

                        Class A           Class B           Class C           Class M
----------------------------------------------------------------------------------------
Distributions
(number)                   6                 6                 6                 6
----------------------------------------------------------------------------------------
Income                 $0.236725         $0.207882         $0.201705         $0.223184
----------------------------------------------------------------------------------------
Capital gains 1            --                --                --                --
----------------------------------------------------------------------------------------
  Total                $0.236725         $0.207882         $0.201705         $0.223184
----------------------------------------------------------------------------------------
Share value:          NAV     POP           NAV               NAV           NAV     POP
----------------------------------------------------------------------------------------
11/30/01             $8.91   $9.35         $8.90             $8.93         $8.90   $9.20
----------------------------------------------------------------------------------------
5/31/02               8.88    9.32          8.88              8.90          8.87    9.17
----------------------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------------------
Current
dividend
rate 2                5.31%   5.06%         4.66%             4.51%         5.01%   4.85%
----------------------------------------------------------------------------------------
Taxable
equivalent (a) 3      9.28    8.85          8.15              7.89          8.76    8.48
----------------------------------------------------------------------------------------
Taxable
equivalent (b) 3      9.66    9.21          8.48              8.21          9.12    8.83
----------------------------------------------------------------------------------------
Current
30-day SEC
yield 4               4.56    4.35          3.91              3.76          4.27    4.13
----------------------------------------------------------------------------------------
Taxable
equivalent (a) 3      7.97    7.61          6.84              6.57          7.47    7.22
----------------------------------------------------------------------------------------
Taxable
equivalent (b) 3      8.30    7.92          7.12              6.84          7.77    7.52
----------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes (a) maximum 42.81% combined 2002 federal income tax and New
  York state personal income tax rates or (b) maximum 45.05% combined 2002 federal, New York state, and New York City tax rates. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 6/30/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (11/7/90)       (2/1/94)        (7/26/99)       (2/10/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          4.39%  -0.59%   4.08%  -0.92%   4.00%   3.00%   4.25%   0.91%
------------------------------------------------------------------------------
1 year            6.70    1.62    6.03    1.03    5.87    4.87    6.39    2.88
------------------------------------------------------------------------------
5 years          29.50   23.32   25.50   23.51   24.62   24.62   27.71   23.58
Annual average    5.31    4.28    4.65    4.31    4.50    4.50    5.01    4.32
------------------------------------------------------------------------------
10 years         78.72   70.21   67.14   67.14   65.20   65.20   72.77   67.12
Annual average    5.98    5.46    5.27    5.27    5.15    5.15    5.62    5.27
------------------------------------------------------------------------------
Annual average
(life of fund)    6.55    6.11    5.82    5.82    5.71    5.71    6.18    5.88
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. It assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
May 31, 2002 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.7%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New York (92.5%)
-------------------------------------------------------------------------------------------------------------------
$         1,460,000 Albany, Indl. Dev. Agcy. Rev. Bonds (Albany Med. Ctr.),
                    6s, 5/1/29 (SEG)                                                      BB/P        $   1,290,275
          3,400,000 Battery Park, City Auth. Rev. Bonds, Ser. A, AMBAC,
                    5 1/2s, 11/1/16                                                       Aaa             3,544,500
          2,000,000 Chautauqua Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Woman's Christian Assn.), Ser. A, 6.4s, 11/15/29                     B+/P            1,897,500
            845,000 Cicero, Local Dev. Corp. Rev. Bonds
                    (Cicero Cmnty. Recreation), Ser. A, 6 5/8s, 5/1/21                    Baa2              890,419
          1,000,000 Dutchess Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Vassar College), 5.35s, 9/1/40                                       Aa2             1,002,500
          5,000,000 Erie Cnty., Indl. Dev. Life Care Cmnty. Rev. Bonds
                    (Episcopal Church Home), Ser. A, 6s, 2/1/28                           B+/P            4,575,000
          2,250,000 Essex Cnty., Indl. Dev. Agcy. Rev. Bonds (Intl. Paper Co.),
                    Ser. A, 6.15s, 4/1/21                                                 Baa2            2,289,375
          2,000,000 Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
                    (Gurwin Jewish Sr. Residence), Ser. A, 6s, 5/1/29                     B+/P            1,755,000
          2,650,000 Jefferson Cnty., Indl. Dev. Agcy. Solid Waste Disp.
                    Rev. Bonds (Champion Intl. Corp.), 7.2s, 12/1/20                      Baa2            2,724,651
          1,360,000 Lockport, Hsg. Dev. Corp. Rev. Bonds
                    (Urban Pk. Towers), Ser. A, 6s, 10/1/18                               Baa2            1,370,200
                    Long Island, Pwr. Auth. NY Elec. Syst. FRB
          5,000,000 9.41s, 12/1/24 (acquired 5/19/98,
                    cost $5,435,000) (RES)                                                BBB+/P          5,325,000
          5,000,000 8.57s, 4/1/12 (acquired 5/19/98,
                    cost $5,422,100) (RES)                                                AAA             5,512,500
          2,500,000 Metropolitan Trans. Auth. Fac. Dedicated Tax Fund
                    Rev. Bonds, Ser. A, MBIA, 6 1/4s, 4/1/11                              Aaa             2,890,625
                    Metropolitan Trans. Auth. Rev. Bonds, Ser. A
          1,000,000 AMBAC, 5 1/2s, 11/15/19                                               Aaa             1,050,000
          2,000,000 FSA, 5s, 11/15/30                                                     Aaa             1,927,500
          1,000,000 Mount Vernon, Indl. Dev. Agcy. Fac. Rev. Bonds
                    (Wartburg Senior Hsg., Inc.-Meadowview),
                    6.2s, 6/1/29                                                          B+/P              862,500
                    Nassau Cnty., G.O. Bonds, Ser. A, FGIC
          1,000,000 6s, 7/1/13                                                            Aaa             1,137,500
          2,300,000 6s, 7/1/11                                                            Aaa             2,610,500
            825,000 Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (North Shore Hlth. Syst.), Ser. D, 5 5/8s, 11/1/09                    BB+/P             818,813
          5,000,000 Niagara Falls NY City School Dist. COP,
                    5 7/8s, 6/15/19                                                       Baa2            5,162,500
                    NY City, G.O. Bonds
          1,000,000 AMBAC, 9.32s, 9/1/11                                                  Aaa             1,038,080
            300,000 Ser. B, 8 1/4s, 6/1/05                                                A                 342,000
             35,000 Ser. E, 7.6s, 2/1/05                                                  A2                 35,667
             45,000 Ser. F, 7.6s, 2/1/05                                                  AAA                45,858
          2,000,000 Ser. I, 5 7/8s, 3/15/14                                               A               2,095,000
          3,525,000 Ser. B, 5 1/2s, 12/1/11                                               A2              3,758,531
          1,000,000 NY City, VRDN, 1.4s, 8/1/09                                           VMIG1           1,000,000
                    NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
          7,640,000 (Parking Corp.), 8 1/2s, 12/30/22                                     B/P             7,975,090
          1,750,000 (The Lighthouse, Inc. ), 6 1/2s, 7/1/22                               AAA/P           1,791,353
                    NY City, Indl. Dev. Agcy. Rev. Bonds
          5,000,000 (Visy Paper Inc.), 7.95s, 1/1/28                                      B+/P            5,243,750
          1,300,000 (Staten Island U. Hosp. Project), Ser. A, 6 3/8s, 7/1/31              Baa3            1,287,000
          5,000,000 (Brooklyn Navy Yard Cogen. Partners), 6.2s, 10/1/22                   Baa3            5,218,750
          2,575,000 (Brooklyn Polytech U. Project J), 6 1/8s, 11/1/30                     Baa3            2,665,125
          1,250,000 (Field Hotel Assoc.), 6s, 11/1/28                                     B/P               996,875
          1,440,000 (Brooklyn Navy Yard Cogen. Partners),
                    5.65s, 10/1/28                                                        Baa3            1,396,800
            500,000 NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds
                    (JFK I LLC Project), Ser. A, 5 1/2s, 7/1/28                           Baa3              463,750
          1,250,000 NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                    (British Airways), 5 1/4s, 12/1/32                                    BBB-              892,188
                    NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
          5,000,000 MBIA, 6.82s, 6/15/13                                                  Aaa             5,300,000
          5,000,000 Ser. A, FGIC, 4 3/4s, 6/15/31                                         Aaa             4,581,250
          1,000,000 NY City, City Transitional Fin. Auth. Rev. Bonds,
                    Ser. C, 1.6s, 5/1/26                                                  AA+               965,000
                    NY State Dorm. Auth. Rev. Bonds
            170,000 (City U.), Ser. D, 8 3/4s, 7/1/03                                     A-                182,412
          5,000,000 (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13                         AA-             6,312,497
          2,005,000 (Our Lady of Mercy), FHA Insd., 6.3s, 8/1/32                          Aaa             2,056,869
          1,340,000 (Schools PG - Issue 2), Ser. E, AMBAC,
                    5 3/4s, 7/1/19                                                        Aaa             1,432,125
          2,650,000 (City U. Syst.), Ser. A, FGIC, 5 3/4s, 7/1/09                         AAA             2,944,813
          1,310,000 (Mental Hlth. Svcs. Fac.), Ser. B, MBIA,
                    5 3/4s, 7/1/09                                                        Aaa             1,465,563
          1,000,000 (NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40                                  Aaa             1,057,500
          2,000,000 (Columbia U.), Ser. B, 5s, 7/1/21                                     Aaa             2,002,500
          5,000,000 (Hlth. Facs.), Ser. 1, 4 3/4s, 1/15/29                                Aaa             4,606,250
          4,000,000 (St. John's U.), MBIA, 4 3/4s, 7/1/28                                 Aaa             3,690,000
            725,000 (State U. Edl. Fac.), Ser. B, zero %, 5/15/09                         AA-               542,844
          2,955,000 NY State Dorm. Auth. VRDN (Oxford U. Press Inc.),
                    1.3s, 7/1/23                                                          VMIG1           2,955,000
                    NY State Energy Res. & Dev. Auth. Elec. Fac.
                    Rev. Bonds (Long Island Ltg. Co.)
            530,000 Ser. A, 7.15s, 12/1/20                                                A-                540,950
          1,185,000 Ser. A, 7.15s, 6/1/20                                                 A-              1,209,482
            420,000 Ser. A, 7.15s, 6/1/20, Prerefunded                                    A-                429,043
            160,000 Ser. B, 7.15s, 9/1/19                                                 A-                163,309
             70,000 Ser. B, 7.15s, 9/1/19, Prerefunded                                    A-                 71,507
                    NY State Energy Res. & Dev. Auth. Gas Fac. IFB
                    (Brooklyn Union Gas Co.)
          2,000,000 Ser. B, 11.896s, 7/1/26                                               A+              2,400,000
          3,500,000 10.677s, 4/1/20                                                       A+              4,086,250
                    NY State Energy Res. & Dev. Auth. Poll. Control
                    Rev. Bonds
          1,750,000 (Niagara Mohawk Pwr. Corp.), Ser. A, FGIC,
                    7.2s, 7/1/29                                                          Aaa             1,935,938
          1,000,000 (Lilco Project), Ser. B, 5.15s, 3/1/16                                A-              1,001,250
                    NY State Env. Fac. Corp. Poll. Control Rev. Bonds
             80,000 Ser. B, 7 1/2s, 3/15/11                                               Aa2                80,296
          2,720,000 (State Wtr. Revolving Fund), Ser. A, FGIC,
                    5 7/8s, 6/15/14                                                       Aaa             2,924,000
          4,300,000 NY State Hwy. & Bridge Auth. Hwy. & Bridge Trust
                    Fund Rev. Bonds., Ser. B, FGIC, 6s, 4/1/14                            Aaa             4,687,000
                    NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
             65,000 (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s, 2/15/18                      AA-                66,463
            700,000 (Hosp. & Nursing Home Insd. Mtge.), Ser. D,
                    6.6s, 2/15/31                                                         AA/P              738,661
                    NY State Urban Dev. Corp. Rev. Bonds
          1,685,000 (Clarkson Ctr. ), 5 1/2s, 1/1/20                                      AA-             1,796,631
          3,345,000 (Clarkson Ctr.), 5 1/2s, 1/1/15                                       AA-             3,633,506
          2,000,000 (Syracuse U. ), 5 1/2s, 1/1/15                                        AA-             2,172,500
          5,000,000 (Ctr. for Indl. Innovation), Ser. A, 5 1/2s, 1/1/13                   AA-             5,443,750
          1,000,000 (Correctional Fac.-SVC Contracts), Ser. A, 5s, 1/1/28                 AA-               956,250
          1,000,000 Oneida Cnty, Indl. Dev. Agcy. Rev. Bonds
                    (St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29                         BB-/P             842,500
          1,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard, LLC), 7s, 11/1/30                                 BB-/P           1,042,500
            750,000 Orange Cnty. Indl. Dev. Agcy. Rev. Bonds
                    (Arden Hill Care Ctr. Newburgh), Ser. C, 7s, 8/1/31                   BB-/P             731,250
                    Port Auth. NY & NJ Rev. Bonds
          1,100,000 (Kennedy Intl. Arpt. - 5th Installment), 6 3/4s, 10/1/19              BB/P            1,139,875
          1,000,000 (Kennedy Intl. Arpt. - 4th Installment), 6 3/4s, 10/1/11              BB/P            1,055,000
            175,000 (Cons.), Ser. 78, 6 1/2s, 10/15/08                                    AA-               177,462
          2,000,000 (Cons.), Ser. 83, 6 3/8s, 10/15/17                                    AA-             2,043,260
          5,755,000 Port Auth. NY & NJ Special Oblig. Rev. Bonds
                    (Continental/Eastern Laguardia), 9 1/8s, 12/1/15                      B3              5,895,710
          2,000,000 Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Nissequogue Cogen Partners Fac.), 5 1/2s, 1/1/23                     BB+/P           1,840,000
                    Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Southampton Hosp. Assn.)
            500,000 Ser. B, 7 5/8s, 1/1/30                                                B-/P              505,000
            500,000 Ser. A, 7 1/4s, 1/1/30                                                B-/P              486,875
            800,000 Syracuse, Indl. Dev. Agcy. Rev. Bonds
                    (1st Mtge. - Jewish Home), Ser. A, 7 3/8s, 3/1/21                     BB-/P             818,000
                    Triborough Bridge & Tunnel Auth. NY & NJ Rev. Bonds
          4,000,000 FGIC, 5 1/4s, 1/1/14                                                  Aaa             4,200,000
          3,350,000 Ser. 78, MBIA, 4 3/4s, 1/1/24                                         Aaa             3,165,750
          2,000,000 Westchester Cnty., Hlth. Care Corp. Rev. Bonds,
                    Ser. A, 5 7/8s, 11/1/25                                               A               2,070,000
            720,000 Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (St. John's Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31                  BBB-              754,200
                                                                                                      -------------
                                                                                                        186,081,466

Puerto Rico (5.2%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Cmnwlth. of PR, G.O. Bonds, FGIC, 5 1/2s, 7/1/13                      Aaa             1,680,000
          4,700,000 Cmnwlth. of PR, Hwy. & Trans. Auth. IFB, Ser. W,
                    8.82s, 7/1/08                                                         A               5,127,606
          2,000,000 Cmnwlth. of PR, Infrastructure Fin. Auth. Special
                    Rev. Bond, Ser. A, 5 1/2s, 10/1/40                                    Aaa             2,085,000
          1,500,000 U. of PR Rev. Bonds, Ser. O, MBIA, 5 3/8s, 6/1/30                     Aaa             1,516,875
                                                                                                      -------------
                                                                                                         10,409,481
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $193,062,993) (b)                                         $ 196,490,947
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $201,167,871.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $193,062,993, resulting in gross unrealized appreciation and depreciation of $7,363,743 and $3,935,789, respectively, or net unrealized appreciation of $3,427,954.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2002 was $10,837,500 or 5.4% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2002.

      The rates shown on FRB's and VRDN's are the current interest rates shown at May 31, 2002, which are subject to change based on the terms of the security.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at May 31, 2002.

      The fund had the following industry group concentrations greater than 10% at May 31, 2002 (as a percentage of net assets):

            Transportation               17.8%
            Utilities                    13.1
            Health care/ hospitals       10.3

      The fund had the following insurance concentration greater than 10% at May 31, 2002 (as a percentage of net assets):

            FGIC 13.3%

------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2002

                                 Aggregate Face  Expiration    Unrealized
                  Market Value       Value         Date       Depreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Short)      $1,569,844     $1,517,863      Jun-02        $(51,981)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$193,062,993) (Note 1)                                                         $196,490,947
-------------------------------------------------------------------------------------------
Cash                                                                              1,025,628
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    4,015,167
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              346,811
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    2,386,299
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              1,406
-------------------------------------------------------------------------------------------
Total assets                                                                    204,266,258

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               250,280
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,000,417
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          436,067
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        251,630
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           22,878
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        18,576
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,433
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               91,747
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               25,359
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,098,387
-------------------------------------------------------------------------------------------
Net assets                                                                     $201,167,871

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $201,334,535
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        209,894
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (3,752,531)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        3,375,973
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $201,167,871

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($136,429,787 divided by 15,360,977 shares)                                           $8.88
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.88)*                                $9.32
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($59,500,250 divided by 6,701,978 shares)***                                          $8.88
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,331,788 divided by 374,342 shares)***                                             $8.90
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,906,046 divided by 214,841 shares)                                                $8.87
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.87)**                               $9.17
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended May 31, 2002 (Unaudited)
Interest income:                                                                 $6,121,201
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    495,604
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      113,227
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     6,088
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,232
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               134,755
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               247,607
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                16,123
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 4,977
-------------------------------------------------------------------------------------------
Other                                                                                44,489
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,067,102
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (9,550)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,057,552
-------------------------------------------------------------------------------------------
Net investment income                                                             5,063,649
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (183,153)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (29,492)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the period                                                                  (341,933)
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (554,578)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $4,509,071
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                           May 31           November 30
                                                                            2002*                  2001
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $  5,063,649          $  9,556,521
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (212,645)              (92,783)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                (341,933)            6,448,238
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    4,509,071            15,911,976
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (3,606,947)           (6,937,741)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (1,368,778)           (2,553,349)
-------------------------------------------------------------------------------------------------------
   Class C                                                                (73,223)              (68,030)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (50,338)             (101,113)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       2,896,978             6,762,785
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                            2,306,763            13,014,528

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   198,861,108           185,846,580
-------------------------------------------------------------------------------------------------------
End of period (including undistributed
net investment income of $209,894,
and $245,531, respectively)                                          $201,167,871          $198,861,108
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                             Two months
Per-share                             May 31                                                ended
operating performance               (Unaudited)          Year ended November 30            Nov. 30+
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.91        $8.62        $8.52        $9.19        $9.27
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .23          .46          .47          .46          .07
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.02)         .29          .09         (.66)        (.08)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .21          .75          .56         (.20)        (.01)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.24)        (.46)        (.46)        (.44)        (.07)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.02)          --
-----------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --           --           --         (.01)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.24)        (.46)        (.46)        (.47)        (.07)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.88        $8.91        $8.62        $8.52        $9.19
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.35*        8.89         6.86        (2.33)        (.07)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $136,430     $135,791     $129,535     $142,299     $166,816
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .43*         .87          .86          .93          .17*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.65*        5.16         5.48         5.13          .79*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.29*        5.10         6.00         9.36         9.22*
-----------------------------------------------------------------------------------------------------

  + The fiscal year end was advanced from September 30 to November 30.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A (continued)
--------------------------------------------------------------
Per-share
operating performance                Year ended September 30
--------------------------------------------------------------
                                        1998         1997
--------------------------------------------------------------
Net asset value,
beginning of period                    $9.10        $8.87
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment income                    .46          .49
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .21          .23
--------------------------------------------------------------
Total from
investment operations                    .67          .72
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.47)        (.49)
--------------------------------------------------------------
From net realized gain
on investments                          (.03)          --
--------------------------------------------------------------
In excess of net realized
gain on investments                       --           --
--------------------------------------------------------------
Total distributions                     (.50)        (.49)
--------------------------------------------------------------
Net asset value,
end of period                          $9.27        $9.10
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.55         8.33
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                      $168,032     $165,993
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.00          .96
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.00         5.42
--------------------------------------------------------------
Portfolio turnover (%)                 42.76       117.00
--------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                            Two months
Per-share                              May 31                                              ended
operating performance               (Unaudited)          Year ended November 30           Nov. 30+
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.90        $8.61        $8.51        $9.19        $9.26
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .21          .40          .41          .40          .06
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.02)         .29          .10         (.67)        (.07)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .19          .69          .51         (.27)        (.01)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.40)        (.41)        (.38)        (.06)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.02)          --
-----------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --           --           --         (.01)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.40)        (.41)        (.41)        (.06)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.88        $8.90        $8.61        $8.51        $9.19
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.14*        8.19         6.17        (3.08)        (.07)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $59,500      $58,190      $53,894      $65,168      $68,513
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .76*        1.52         1.51         1.58          .28*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.32*        4.51         4.84         4.48          .68*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.29*        5.10         6.00         9.36         9.22*
-----------------------------------------------------------------------------------------------------

  + The fiscal year end was advanced from September 30 to November 30.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B (continued)
--------------------------------------------------------------
Per-share
operating performance                Year ended September 30
--------------------------------------------------------------
                                        1998         1997
--------------------------------------------------------------
Net asset value,
beginning of period                    $9.09        $8.86
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment income                    .40          .43
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .21          .23
--------------------------------------------------------------
Total from
investment operations                    .61          .66
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.41)        (.43)
--------------------------------------------------------------
From net realized gain
on investments                          (.03)          --
--------------------------------------------------------------
In excess of net realized
gain on investments                       --           --
--------------------------------------------------------------
Total distributions                     (.44)        (.43)
--------------------------------------------------------------
Net asset value,
end of period                          $9.26        $9.09
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.86         7.63
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $68,547      $56,244
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.65         1.61
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.36         4.76
--------------------------------------------------------------
Portfolio turnover (%)                 42.76       117.00
--------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                             For the period
Per-share                              May 31                            July 26, 1999++
operating performance               (Unaudited)   Year ended November 30   to Nov. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.93        $8.63        $8.52        $8.87
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income                    .20          .39          .40          .14
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.03)         .30          .11         (.35)
----------------------------------------------------------------------------------------
Total from
investment operations                    .17          .69          .51         (.21)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.39)        (.40)        (.14)
----------------------------------------------------------------------------------------
Total distributions                     (.20)        (.39)        (.40)        (.14)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.90        $8.93        $8.63        $8.52
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.95*        8.15         6.14        (2.39)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,332       $2,880         $350         $247
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .83*        1.67         1.66          .61*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.25*        4.31         4.60         1.64*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.29*        5.10         6.00         9.36
----------------------------------------------------------------------------------------

 ++ Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                             Two months
Per-share                              May 31                                               ended
operating performance               (Unaudited)          Year ended November 30           Nov. 30+
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.90        $8.61        $8.51        $9.18        $9.25
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .22          .43          .44          .43          .07
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.03)         .29          .10         (.66)        (.07)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .19          .72          .54         (.23)          --
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.43)        (.44)        (.41)        (.07)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.02)          --
-----------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --           --           --         (.01)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.43)        (.44)        (.44)        (.07)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.87        $8.90        $8.61        $8.51        $9.18
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.20*        8.57         6.54        (2.64)        (.01)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,906       $2,000       $2,068       $2,447       $2,558
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .58*        1.17         1.16         1.23          .22*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.50*        4.86         5.18         4.84          .74*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.29*        5.10         6.00         9.36         9.22*
-----------------------------------------------------------------------------------------------------

  + The fiscal year end was advanced from September 30 to November 30.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M (continued)
--------------------------------------------------------------
Per-share
operating performance                Year ended September 30
--------------------------------------------------------------
                                        1998         1997
--------------------------------------------------------------
Net asset value,
beginning of period                    $9.08        $8.86
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment income                    .43          .46
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .21          .22
--------------------------------------------------------------
Total from
investment operations                    .64          .68
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.44)        (.46)
--------------------------------------------------------------
From net realized gain
on investments                          (.03)          --
--------------------------------------------------------------
In excess of net realized
gain on investments                       --           --
--------------------------------------------------------------
Total distributions                     (.47)        (.46)
--------------------------------------------------------------
Net asset value,
end of period                          $9.25        $9.08
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.23         7.89
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,433       $2,365
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.30         1.26
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.71         5.09
--------------------------------------------------------------
Portfolio turnover (%)                 42.76       117.00
--------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
May 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam New York Tax Exempt Opportunities Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes by investing in a portfolio of New York tax-exempt securities which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended May 31, 2002, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2001, the fund had a capital loss carryover of approximately $2,911,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $2,817,000    November 30, 2008
        94,000    November 30, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended May 31, 2002, the fund's expenses were reduced by $9,550 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $611 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended May 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $9,147 and $80 from the sale of class A and class M shares, respectively, and received $39,207 and $4,748 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended May 31, 2002, Putnam Retail Management, acting as underwriter received $38 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $12,206,766 and $15,497,352, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Six months ended May 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    960,786         $ 8,512,110
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               219,211           1,943,182
---------------------------------------------------------------------------
                                             1,179,997          10,455,292

Shares repurchased                          (1,064,165)         (9,414,954)
---------------------------------------------------------------------------
Net increase                                   115,832         $ 1,040,338
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,071,259        $ 18,401,009
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               409,033           3,626,717
---------------------------------------------------------------------------
                                             2,480,292          22,027,726

Shares repurchased                          (2,265,913)        (20,076,058)
---------------------------------------------------------------------------
Net increase                                   214,379        $  1,951,668
---------------------------------------------------------------------------

                                             Six months ended May 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    637,028         $ 5,651,725
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                88,546             784,775
---------------------------------------------------------------------------
                                               725,574           6,436,500

Shares repurchased                            (558,415)         (4,952,882)
---------------------------------------------------------------------------
Net increase                                   167,159         $ 1,483,618
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,065,313         $ 9,447,075
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               163,902           1,452,617
---------------------------------------------------------------------------
                                             1,229,215          10,899,692

Shares repurchased                            (954,153)         (8,453,011)
---------------------------------------------------------------------------
Net increase                                   275,062         $ 2,446,681
---------------------------------------------------------------------------

                                             Six months ended May 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    268,133         $ 2,388,492
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 5,338              47,405
---------------------------------------------------------------------------
                                               273,471           2,435,897

Shares repurchased                            (221,709)         (1,974,444)
---------------------------------------------------------------------------
Net increase                                    51,762         $   461,453
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    387,012          $3,446,058
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 4,676              41,769
---------------------------------------------------------------------------
                                               391,688           3,487,827

Shares repurchased                            (109,643)           (987,228)
---------------------------------------------------------------------------
Net increase                                   282,045          $2,500,599
---------------------------------------------------------------------------

                                             Six months ended May 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      3,385             $29,929
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 3,630              32,144
---------------------------------------------------------------------------
                                                 7,015              62,073

Shares repurchased                             (17,047)           (150,504)
---------------------------------------------------------------------------
Net decrease                                   (10,032)           $(88,431)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     16,117           $ 141,984
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 7,298              64,598
---------------------------------------------------------------------------
                                                23,415             206,582

Shares repurchased                             (38,819)           (342,745)
---------------------------------------------------------------------------
Net decrease                                   (15,404)          $(136,163)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to December 1, 2001, the fund did not accrete discounts for certain fixed income securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


SERVICES FOR SHAREHOLDERS


HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New York Tax Exempt Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA052-79321  854/228/759  7/02